                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                   SEEC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

[SEEC LOGO]

                                                                   June 24, 2002

Dear Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of SEEC, Inc. to be held on Thursday, August 8, 2002, at 10:00 A.M., at the Wyndham Pittsburgh Airport (formerly the Pittsburgh Airport Marriott), 100 Aten Road, Pittsburgh, Pennsylvania.

     The Annual Meeting will begin with a report on Company operations, followed by discussion and voting on the matters described in the accompanying Notice of Annual Meeting and Proxy Statement.

     Please read the accompanying Notice of Annual Meeting and Proxy Statement carefully. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided.

     We look forward to seeing you on August 8, 2002.

                                          Sincerely,

                                          /s/ Ravindra Koka
                                          Ravindra Koka
                                          President and Chief Executive Officer

                               [SEEC LETTERHEAD]

                                   SEEC, INC.
                   PARK WEST ONE, SUITE 200, CLIFF MINE ROAD
                         PITTSBURGH, PENNSYLVANIA 15275

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON THURSDAY, AUGUST 8, 2002

                            ------------------------

     The Annual Meeting of Shareholders (the "Annual Meeting") of SEEC, Inc., a Pennsylvania corporation (the "Company") will be held on Thursday, August 8, 2002, at 10:00 A.M., local time, at the Wyndham Pittsburgh Airport, 100 Aten Road, Pittsburgh, Pennsylvania, for the following purposes:

          1. To elect two Class III directors to serve for a term of three years and until their respective successors are duly elected and qualified;

          2. To ratify the appointment of BDO Seidman, LLP as independent accountants of the Company for the fiscal year ending March 31, 2003;

          3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     The Board of Directors has fixed the close of business on June 14, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

     A complete list of the shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting for examination by any shareholder, for any purpose germane to the Annual Meeting.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THE RETURN OF THE ENCLOSED PROXY CARD WILL NOT AFFECT YOUR RIGHT TO REVOKE YOUR PROXY OR TO VOTE IN PERSON IF YOU DO ATTEND THE ANNUAL MEETING.

                                   By order of the Board of Directors,

                                   DANIEL L. WESSELS
                                   Secretary

Pittsburgh, Pennsylvania
June 24, 2002

               YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES
                         YOU OWNED ON THE RECORD DATE.

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE IT, SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
GENERAL INFORMATION.........................................      1
INFORMATION ABOUT VOTING....................................      1
-Record Date; Voting Securities; Voting and Proxies.........      1
-Quorum Requirement.........................................      2
PROPOSAL #1 - ELECTION OF DIRECTORS.........................      2
PROPOSAL #2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
  ACCOUNTANTS...............................................      5
MEETINGS AND COMMITTEES OF THE BOARD........................      5
-Audit Committee............................................      5
-Compensation Committee.....................................      6
DIRECTOR COMPENSATION.......................................      6
EXECUTIVE OFFICERS..........................................      7
EXECUTIVE COMPENSATION......................................      8
-Summary Compensation Table.................................      8
-Option Grants in Fiscal Year 2002..........................      9
-Aggregated Option Exercises in Fiscal Year 2002 and Fiscal
  Year-End Option Values....................................      9
-Employment Agreements......................................     10
REPORT OF THE COMPENSATION COMMITTEE........................     10
STOCK PERFORMANCE CHART.....................................     12
REPORT OF THE AUDIT COMMITTEE...............................     13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................     14
OTHER MATTERS
-Section 16(a) Beneficial Ownership Reporting Compliance....     15
-Equity Compensation Award Information......................     16
-Certain Transactions.......................................     16
-Registration Rights........................................     16
-Shareholder Proposals......................................     16
-Form 10-K..................................................     17
-Additional Information.....................................     17

                                   SEEC, INC.
                   PARK WEST ONE, SUITE 200, CLIFF MINE ROAD
                         PITTSBURGH, PENNSYLVANIA 15275

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SEEC, Inc. (the "Board"), a Pennsylvania corporation (the "Company" or "SEEC") for use at the Company's 2002 Annual Meeting of Shareholders, together with any and all adjournments and postponements thereof (the "Annual Meeting"), to be held on Thursday, August 8, 2002, at 10:00 A.M., local time, at the Wyndham Pittsburgh Airport, 100 Aten Road, Pittsburgh, Pennsylvania 15275, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"). This Proxy Statement, together with the accompanying Notice and the enclosed proxy card, is first being sent to shareholders on or about June 24, 2002.

                            INFORMATION ABOUT VOTING

RECORD DATE; VOTING SECURITIES; VOTING AND PROXIES

     The Board has fixed the close of business on June 14, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 6,082,144 shares of Common Stock of the Company, par value $.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote per share on each matter properly brought before the Annual Meeting. Abstentions may be specified as to all proposals to be brought before the Annual Meeting other than the election of directors.

     Shares can be voted at the Annual Meeting only if the shareholder is present in person or is represented by proxy. If the enclosed proxy card is properly executed and returned prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, shares represented by executed proxies will be voted as recommended by the Board. Brokers, banks, and other nominee holders will be requested to obtain voting instructions of beneficial owners of shares registered in their names, and shares represented by a duly completed proxy submitted by such a nominee holder on behalf of a beneficial owner will be voted to the extent instructed by the nominee holder on the proxy card. Rules applicable to nominee holders may preclude them from voting shares held by them in nominee capacity on certain kinds of proposals unless they receive voting instructions from the beneficial owners of the shares (the failure to vote in such circumstances is referred to as a "broker non-vote").

     The Board knows of no matters that are to be brought before the Annual Meeting other than those set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy card, or their duly appointed substitutes acting at the Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

     Any shareholder may revoke his or her proxy at any time prior to its exercise by attending the Annual Meeting and voting in person, by notifying the Secretary of the Company of such revocation in writing or by delivering a duly executed proxy bearing a later date, provided that such notice or proxy is actually received by the Company prior to the taking of any vote at the Annual Meeting.

     The cost of solicitation of proxies for use at the Annual Meeting will be borne by the Company. It is estimated the total costs of solicitation will not be material. Solicitations will be made primarily by mail or by facsimile, but any regular employees of the Company may solicit proxies personally or by telephone.

QUORUM REQUIREMENT

     The presence at the Annual Meeting, in person or by proxy, of shares of Common Stock representing at least a majority of the total number of shares of Common Stock entitled to vote on the Record Date will constitute a quorum for purposes of the Annual Meeting. Shares represented by duly completed proxies submitted by nominee holders on behalf of beneficial owners will be counted as present for purposes of determining the existence of a quorum (even if some such proxies reflect broker non-votes). In addition, abstentions will be counted as present for purposes of determining the existence of a quorum.

     Under applicable Pennsylvania law, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Accordingly, and in accordance with the Company's Amended and Restated By-Laws, the two nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

                                  PROPOSAL #1

                             ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company provide that the number of directors (which is to be not less than three) is to be determined from time to time by resolution of the Board. The Board is currently comprised of six persons.

     The members of the Board are divided into three classes, designated Class I, Class II, and Class III. Each class is to consist, as nearly as may be possible, of one-third of the total number of members of the Board. The term of the Class III directors expires at the Annual Meeting. The terms of the Class I and Class II directors will expire at the 2003 and 2004 Annual Meetings of Shareholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Shareholders after their election and until their successors are duly elected and qualified. A director of any class who is elected to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he is elected, and a director who is elected to fill a vacancy arising in any other manner holds office for the remaining term of his predecessor.

     The two incumbent Class III directors are nominees for election this year for three-year terms as directors expiring at the 2005 Annual Meeting of Shareholders. In the election, the two persons who receive the highest number of votes actually cast are elected. The proxies named in the proxy card intend to vote for the election of the two Class III nominees listed below unless otherwise instructed. If a holder does not wish his or her shares to be voted for a particular nominee, the holder must identify the exception in the appropriate space provided on the proxy card, in which event the shares will be voted for the other listed nominee. If any nominee becomes unable to serve, the proxies may vote for another person designated by the Board, or the Board may reduce the number of directors. The Company has no reason to believe that any nominee will be unable to serve. The Articles of Incorporation do not permit cumulative voting in the election of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE TWO DIRECTOR NOMINEES.

     Set forth below is certain information with regard to the two nominees for election as Class III directors and each continuing Class I and Class II director.

                  NOMINEES FOR ELECTION AS CLASS III DIRECTORS

            NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
            ------------                          --------------------------------------
Ravindra Koka........................  Ravindra Koka is a co-founder of SEEC and has been President
Age 51                                 and Chief Executive Officer and a director of SEEC since its inception in 1988. Mr. Koka was a founding shareholder and director of ERA Software Systems Private Limited ('ERA'), a software consulting firm based in India. He is a founding
                                       shareholder and director of ACS Technologies, Ltd., an
                                       Indian company engaged in providing computer hardware
                                       maintenance and service. Prior to founding SEEC, Mr. Koka
                                       was a program analyst with System Development Corporation, a software development company, a senior systems analyst and mainframe application developer for Roan Consolidated Mines,
                                       Ltd., a copper mining company, and a visiting scientist and
                                       Adjunct Associate Professor at the Department of Computer
                                       Science at Carnegie Mellon University.

Beverly Brown........................  Beverly Brown has been a director of SEEC since August 1999.
Age 57                                 Ms. Brown was the Executive Vice President and Chief
                                       Marketing Officer of Exodus Communications, Inc., a provider of complex Internet hosting for enterprises with
                                       mission-critical Internet systems, from 1999 to 2001. Prior to joining Exodus Communications, Ms. Brown was President
                                       and CEO of DataMan Software, Inc., a general management
                                       software consulting business, from 1996 to 1999. She was
                                       Executive Vice President of Praxis International, Inc., a
                                       privately-held software company specializing in proprietary, high-performance mainframe database systems, from 1994 to
                                       1996, and was Vice President of Marketing for the Ask Group,
                                       INGRES Database and Connectivity Business Unit, from 1992
                                       through 1994. Ms. Brown served in various management and
                                       executive capacities with the IBM Corporation during her 24 years in the company and currently serves on the Advisory
                                       Board of Recognition Systems Group, PLC.

                   DIRECTORS CONTINUING AS CLASS II DIRECTORS

            NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
            ------------                          --------------------------------------
Radha R. Basu........................  Radha R. Basu has been a director of SEEC since August 1996.
Age 51                                 Since July 1999, Ms. Basu has served as President and Chief
                                       Executive Officer of SupportSoft, Inc. (formerly
                                       Support.com), a leading provider of support infrastructure software essential for digital business and was appointed
                                       chairman of the board in January 2001. Ms. Basu worked at
                                       Hewlett-Packard Company, from November 1978 to January 1999, and held various general management positions, most recently the General Manager of the Electronic Business Software
                                       organization. Ms. Basu also serves on the Board of Directors for Contrado, an eBusiness solutions company.

Dennis Yablonsky.....................  Dennis Yablonsky has been a director of SEEC since November
Age 50                                 2000. Mr. Yablonsky is President, CEO and a director of the
                                       Pittsburgh Digital Greenhouse, a private-public partnership for nurturing companies that develop system-on-a-chip
                                       technology in Southwestern Pennsylvania. He is also
                                       President and CEO of Pittsburgh Life Sciences Greenhouse, a
                                       company created to enable the Pittsburgh region to become a premier national and international center for the Life
                                       Sciences. From 1987 to 1999, he was President and CEO of
                                       Carnegie Group, Inc., a software solutions company acquired by Logica Corp. of the UK in 1998. Mr. Yablonsky served as
                                       President and COO of Cincom Systems, Inc., a software
                                       solutions company, from 1984 to 1987, and as Vice President of Sales and Marketing and in other sales management
                                       positions with Cincom prior to 1984. Mr. Yablonsky is an
                                       Executive Committee Member of the Pittsburgh Technology
                                       Council, an advocacy organization for Southwestern
                                       Pennsylvania's technology industry.

                   DIRECTORS CONTINUING AS CLASS I DIRECTORS

            NAME AND AGE                          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
            ------------                          --------------------------------------
Abraham Ostrovsky....................  Abraham Ostrovsky has been a director of SEEC since January
Age 59                                 1997. Until recently, Mr. Ostrovsky was Chairman of the
                                       Board of Directors of Accelio Corporation (formerly JetForm
                                       Corporation), a provider of forms-based workflow automation software Mr. Ostrovsky also serves on the Boards of
                                       Directors of CenterBeam, Inc. and NetManage, Inc. From
                                       February 1996 to December 1997 Mr. Ostrovsky served as
                                       Chairman and Chief Executive Officer of Compressent
                                       Corporation, a company that developed color facsimile and
                                       communications software.

Glen F. Chatfield....................  Mr. Chatfield has been a director of SEEC since in April
Age 59                                 1998. He has been Chairman of Emprise Technologies, Inc. and
                                       President of OPTIMUM Power Technology, L.P. since December
                                       1992. Mr. Chatfield has been a General Partner of the CEO
                                       Venture Fund since January 1986, and he was a founder of
                                       Duquesne Systems, Inc. a predecessor of LEGENT Corporation, which was acquired by Computer Associates International,
                                       Inc.

                                  PROPOSAL #2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent certified public accounting firm of BDO Seidman, LLP audited the annual financial statements of the Company for the fiscal year ended March 31, 2002 and performed other non-audit services for the Company.

AUDIT AND OTHER FEES

     The aggregate fees to be paid to BDO Seidman, LLP for auditing the annual financial statements for the year ended March 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year are $72,900. Approximately 70% of the total hours spent by the auditors in carrying out the audit of the Company's financial statements for the year ended March 31, 2002 were spent by members of the BDO Alliance network of firms. Such members are not full-time, permanent employees of BDO Seidman, LLP. The aggregate fees paid to BDO Seidman, LLP for services rendered to the Company during the year ended March 31, 2002, other than for audit and review services, were $7,903. These fees were paid for general and tax consulting services.

RETENTION OF INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2003

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed BDO Seidman, LLP, certified public accountants, as the independent auditors to audit the financial statements of the Company for the current fiscal year. The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the Annual Meeting is required to ratify the selection of BDO Seidman, LLP as the Company's independent accountants. Although shareholder approval is not required, the Board desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the Annual Meeting, the Board will review its future selection of auditors.

     A representative of the firm of BDO Seidman, LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                      MEETINGS AND COMMITTEES OF THE BOARD

     The Board met four times during the fiscal year ended March 31, 2002. No director attended fewer than 75% of the total number of meetings of the Board and of all committees on which the director served during the fiscal year.

     The Board has Audit and Compensation Committees to assist in the management of the affairs of the Company. The Board does not have a standing Nominating Committee. The Board will consider nominees recommended by shareholders provided that shareholders submit the names of nominees in writing to the Secretary of the Company together with a statement of the nominee's qualifications. Such information should be received no later than 120 days in advance of the Annual Meeting with respect to nominations.

AUDIT COMMITTEE

     The Audit Committee is responsible, to the extent provided in the authorizing Board resolutions, for making an annual recommendation, based on a review of qualifications, to the Board for the appointment of independent public accountants to audit the financial statements of SEEC and to perform other duties as directed by the Board. The Audit Committee is also responsible for reviewing and making recommendations to the Board with respect to (i) the scope of audits conducted by SEEC's independent public accountants and (ii) the accounting methods and the system of internal control used by SEEC. The Audit Committee has three members, Mr. Ostrovsky,

Mr. Chatfield and Mr. Yablonsky. Mr. Yablonsky joined the Committee as its third member in May 2001. The Committee met five times during fiscal year 2002. (See "REPORT OF THE AUDIT COMMITTEE").

COMPENSATION COMMITTEE

     The Compensation Committee is responsible for administering the Stock Option Plans, to the extent provided in the authorizing Board resolutions for such plans, and for reviewing and making recommendations to the Board with respect to the salaries, bonuses and other compensation of executive officers, including the terms and conditions of their employment, and other compensation matters. The members of the Compensation Committee are Ms. Basu, Mr. Chatfield and Mr. Ostrovsky. Mr. Chatfield joined the Committee in October 2001, taking the place of Ms. Brown. Mr. Ostrovsky joined the Committee in February 2002. The Compensation Committee met three times during fiscal 2002. (See "REPORT OF THE COMPENSATION COMMITTEE").

                             DIRECTOR COMPENSATION

FEES

     SEEC compensates its non-employee directors $2,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone. Directors who are employees do not receive any compensation for services performed in their capacity as directors. SEEC reimburses each director for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and any of its committees.

STOCK OPTIONS

     In connection with their agreeing to serve on the Board of Directors, on September 30, 1996, SEEC granted to each of Radha R. Basu and Abraham Ostrovsky ten-year options to purchase 4,526 shares of Common Stock at $3.62 per share. The options vested 50% each on the first and second anniversaries of their commencement of service as directors. On August 8, 1997, SEEC granted to both Radha R. Basu and Abraham Ostrovsky ten-year options to purchase 15,000 shares of Common Stock at $20.75 per share. The options vest ratably over a three-year period following the date of grant. On August 12, 1998, SEEC granted to each of Ms. Basu, Mr. Ostrovsky, and Glen F. Chatfield ten-year options to purchase 20,000 shares of Common Stock at $6.00 per share. The options vest ratably over a four-year period following the date of the grant. During fiscal 2000, SEEC granted to both Ms. Basu and Beverly Brown ten-year options to purchase 20,000 shares of Common Stock at $4.00 per share. Ms. Basu's options vested in full on October 1, 1999. Ms. Brown's options vest ratably over a four-year period ending August 24, 2003.

     On November 3, 2000, the outside directors (Basu, Brown, Chatfield, Ostrovsky and Yablonsky) were each granted ten-year options to purchase 10,000 shares of Common Stock at $3.00 per share, pursuant to the terms of the Company's Non-Employee Directors Stock Option Plan (the "Plan"). Twenty-five percent of the options vested and became exercisable on August 10, 2001 and the remaining options will vest 25% at September 1 of 2002, 2003 and 2004.

     On August 10, 2001, the outside directors were each granted ten-year options to purchase 10,000 shares of Common Stock at $1.98 per share, pursuant to the terms of the Plan. The options vest ratably over a four-year period, through August 10, 2005.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information regarding the executive officers of the Company.

                 NAME                    AGE                            POSITION
                 ----                    ---                            --------
Ravindra Koka..........................  51    President, Chief Executive Officer and Director
John D. Godfrey........................  53    Vice President--Customer Support
Richard J. Goldbach....................  46    Treasurer, Chief Financial Officer and Assistant Secretary
Shankar Krish..........................  47    Vice President--Research and Development
Bruce W. Cameron.......................  50    Senior Vice President--Worldwide Sales and Services

     Additional information regarding Mr. Koka is set forth above under "ELECTION OF DIRECTORS."

     John D. Godfrey has been Vice President of SEEC since May 1989, and served as Secretary of the Company from May 1989 to August 2000. He also served on the Board of Directors from March 1996 to August 2001. Prior to joining the Company, Mr. Godfrey served in various management positions at Cimflex Teknowledge Corp., a software development company, from November 1985 to May 1989, and he was director of engineering for American Auto-Matrix, Inc., a manufacturer of general purpose Micro-processor-based network systems for control of building environments, from March 1984 to August 1985. Mr. Godfrey was director of engineering for PERQ Systems Corp., a manufacturer of computer engineering workstations, from March 1983 to March 1984, and served as manager of graphic information systems for Mellon Bank, N.A. from September 1976 to November 1981.

     Richard J. Goldbach joined SEEC in October 1996 as Chief Financial Officer. In August 1997, Mr. Goldbach assumed the role of Treasurer of the Company. Mr. Goldbach had previously served as Finance Director for ADVO, Inc., a direct mail marketing company, from May 1991 to September 1996, and as Chief Financial Officer and Treasurer of Scribe Systems, Inc., a computer software publishing company, from January 1986 to December 1990. Prior to that time, Mr. Goldbach was a senior manager in the audit department of Arthur Andersen LLP. He is a Certified Public Accountant.

     Shankar Krish joined SEEC in August 1992 and has served as Vice President -- Research and Development since August 1999. Previously, Mr. Krish was Vice President-Software for Era Software Systems Private Limited in Hyderabad, India, from 1984 to 1992. Era Software Systems was involved in development of custom software applications for clients in India and the United States, including the collaborative development with SEEC of its COBOL Analyst line of products. Prior to that time, Mr. Krish was a Senior Software Engineer with Patni Computer Systems in Mumbai, India.

     Bruce W. Cameron joined SEEC in June 2001 as Senior Vice President of Worldwide Sales and Services, following more than 20 years of software industry experience both with start up and large public companies. Mr. Cameron had previously served as General Manager of North America for Delano Technology Corporation, a marketing solutions company providing tools to manage and understand customer interactions, from 2000 to 2001. From 1997 to 2000, Mr. Cameron was Vice President, Consumer Products, Medical Division at QAD Inc., a company which develops enterprise resource planning and extended supply chain software for the automotive, industrial, and consumer product industries. He holds a Bachelor of Science Degree from Rochester Institute of Technology.

     None of our executive officers serves, or served during our fiscal year ended March 31, 2002, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

                             EXECUTIVE COMPENSATION

COMPENSATION SUMMARY

     The following table sets forth information regarding compensation of the executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG-TERM
                                                   ANNUAL COMPENSATION                COMPENSATION AWARDS
                                       --------------------------------------------   -------------------
                                                                                      SECURITIES
                                                                                      UNDERLYING
                                       FISCAL    ANNUAL    INCENTIVE      OTHER         STOCK      STOCK
   NAME AND PRINCIPAL POSITION(S)       YEAR     SALARY      BONUS     COMPENSATION    OPTIONS     AWARDS
   ------------------------------       ----     ------      -----     ------------    -------     ------
Ravindra Koka........................   2002    $180,000         --           --        40,000         --
President, Chief Executive Officer      2001    $180,000         --           --            --         --
and Director                            2000    $180,000         --           --        25,000         --

John D. Godfrey......................   2002    $136,000         --           --        16,000         --
Vice President--Customer Support.....   2001    $136,000         --           --            --         --
                                        2000    $136,000         --           --            --         --

Richard J. Goldbach..................   2002    $110,500         --           --        20,000         --
Treasurer, Chief Financial Officer      2001    $110,500         --           --            --         --
and Assistant Secretary                 2000    $110,500         --           --        15,000         --

Shankar Krish........................   2002    $117,050         --           --        20,000         --
Vice President--Research and            2001    $107,500   $ 13,000           --            --         --
Development                             2000    $102,335   $ 12,500           --         7,500         --

Bruce W. Cameron(1)..................   2002    $135,000   $ 70,000      $33,032(2)    100,000         --
Senior Vice President--Worldwide
Sales and Services

---------------

(1) Mr. Cameron joined SEEC in June 2001.

(2) Includes a sign-on bonus of $25,000 and sales commissions of $8,032.

STOCK OPTIONS

     The Company currently maintains two stock option plans under which stock option awards may be made to eligible employees of the Company: the 1994 Stock Option Plan and the 1997 Stock Option Plan (the "Plans"). The number of shares authorized to be issued under the Plans may be adjusted to prevent dilution or enlargement of rights in the event of any stock dividend, reorganization, reclassification, recapitalization, stock split, combination, merger, consolidation or other relevant capitalization change. As of March 31, 2002, the number of options granted and outstanding under the Plans was 836,170.

                       OPTION GRANTS IN FISCAL YEAR 2002

                                                                  INDIVIDUAL GRANTS
                                 -----------------------------------------------------------------------------------
                                                                                              POTENTIAL REALIZABLE
                                 NUMBER OF                                                      VALUE AT ASSUMED
                                 SECURITIES   PERCENTAGE OF                                   ANNUAL RATES OF STOCK
                                 UNDERLYING   TOTAL OPTIONS                                  PRICE APPRECIATION FOR
                                  OPTIONS       GRANTED TO                                       OPTION TERM (B)
                                  GRANTED      EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   -----------------------
             NAME                   (A)        FISCAL YEAR       PER SHARE         DATE          5%          10%
             ----                   ---        -----------       ---------         ----          --          ---
Ravindra Koka..................    40,000         11.52%           $1.59         3-14-12      $ 38,998     $101,362
John D. Godfrey................    16,000          4.60%           $1.59         3-14-12      $ 15,999     $ 40,545
Richard J. Goldbach............    20,000          5.76%           $1.59         3-14-12      $ 19,999     $ 50,681
Shankar Krish..................    20,000          5.76%           $1.59         3-14-12      $ 19,999     $ 50,681
Bruce W. Cameron...............   100,000         28.80%           $2.07         7-12-11      $130,181     $329,605

---------------

(a) For Messrs. Koka, Godfrey, Goldbach and Krish, the options become exercisable in three equal annual installments beginning on March 14, 2003. For Mr. Cameron, options for 10,000 shares became exercisable on January 14, 2002, with the remaining options for 90,000 shares exercisable in four equal annual installments beginning on July 12, 2002.

(b) The dollar amounts indicated in these columns are the result of calculations required by the rules of the Securities and Exchange Commission, which assume specified stock value appreciation. These growth rates are not intended by SEEC to forecast future stock price appreciation of SEEC Common Stock. Amounts assume that options will be held to the maximum term before exercise. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% annual rates of compounded stock price appreciation or at any other defined level and that no exercises occur before the end of the holding period. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2002 AND
                         FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF               VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                   SHARES                   HELD AT FISCAL YEAR-END        AT FISCAL YEAR-END(1)
                                  ACQUIRED      VALUE     ---------------------------   ---------------------------
             NAME                ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
Ravindra Koka..................        --           --      56,250         58,750           $--          $6,400
John D. Godfrey................     4,888       $3,031      17,500         18,500           $--          $2,560
Richard J. Goldbach............        --           --      54,182         32,500           $--          $3,200
Shankar Krish..................        --           --      15,000         32,500           $--          $3,200
Bruce W. Cameron...............        --           --      10,000         90,000           $--          $   --

---------------

(1) Represents the difference between the closing price of $1.75 per share of Common Stock as reported on the Nasdaq Stock Market on March 28, 2002 and the exercise price of the options, multiplied by the number of shares of Common Stock issuable upon exercise of the options. An option is an "in-the-money option" when the market value of SEEC Common Stock exceeds the exercise price of the option.

                             EMPLOYMENT AGREEMENTS

     SEEC has employment agreements with each of the Executive Officers. Each agreement with Messrs. Koka, Godfrey, Goldbach and Krish renews automatically for one-year renewal terms unless the employee gives thirty days notice of intent not to renew, and each agreement is terminable by SEEC immediately for cause. Messrs. Koka, Godfrey and Cameron are prohibited from directly or indirectly selling products that compete with SEEC's products for two years following termination, under specified circumstances, of their employment with SEEC. Mr. Krish's non-compete covenant prohibits him from engaging in certain software development activities for two years following termination of his employment with SEEC. Each executive officer is prohibited from improperly disclosing or using SEEC's proprietary information.

     The employment agreements with Messrs. Koka, Godfrey, and Goldbach provide that if SEEC for any reason terminates the employee's employment or the employee resigns for "good reason" (as defined below), then SEEC shall pay to the employee following the date of termination or date of resignation: (i) at the next regular pay date, the employee's salary and benefits through the termination date or resignation date; (ii) during a specified period following the termination or resignation date, the amount of any bonus payable to the employee for the fiscal year in which the termination or resignation occurred, prorated to take into account the number of days in such fiscal year prior to the termination or resignation date; and (iii) during such specified period, a continuation of the employee's annual salary, as in effect on the day prior to the termination or resignation date. Also, (iv) during such specified period, at no cost to the employee, SEEC shall continue to provide the benefits the employee was receiving on the day prior to the termination or resignation date, or benefits substantially similar thereto. In the case of (ii), (iii), and (iv), the specified period is twelve months for Mr. Koka, and six months for Messrs. Godfrey and Goldbach, and payments are to be made on the dates when salaries would have been payable had the employee remained employed by SEEC.

     The term "good reason" is defined as: (i) a material diminution by SEEC of the employee's title or responsibilities, as that title and those responsibilities existed prior to the action complained of, or (ii) a material diminution by SEEC of the highest salary, benefits, bonuses, and incentive or other forms of compensation paid to the employee during any period covered by the employment agreement; or (iii) any reassignment of the employee or relocation of SEEC's principal executive offices outside of the greater Pittsburgh area.

     The employment agreement with Mr. Cameron specifies that, if his employment is either (i) terminated without cause, (ii) terminated within twelve months of a "change of control," or (iii) terminated by Mr. Cameron for good reason, SEEC shall pay Mr. Cameron fifty percent (50%) of his base salary in equal installments over a period not to exceed twelve months. Among other definitions, the term "change of control" means any merger, sale or acquisition of SEEC which results in the transfer of ownership or management to another entity or entities, or an agreement by SEEC to sell or otherwise transfer substantially all its assets.

                      REPORT OF THE COMPENSATION COMMITTEE

INTRODUCTION

     The Compensation Committee (the "Committee") determines compensation levels and stock option grants for certain of the Company's executive officers.

     Below is a report submitted by Ms. Basu, Mr. Chatfield, and Mr. Ostrovsky, the members of the Committee, addressing the Company's compensation policies for fiscal year 2002 as they impacted the executive officers of the Company, including Ravindra Koka, President and Chief Executive Officer; John D. Godfrey, Vice President--Customer Support; and Richard J. Goldbach, Treasurer and Chief Financial Officer; Shankar Krish, Vice President--Research and Development; and Bruce W. Cameron, Senior Vice President--Worldwide Sales and Services.

GENERAL COMPENSATION PHILOSOPHY

     The Company's compensation philosophy is that a significant portion of an executive's income should be based upon the financial performance of the Company. In addition, compensation should reflect not only short-term performance but should also provide long-term incentives designed to tie the executive's economic return to the return to the Company's shareholders.

     The Committee believes that the annual remuneration for executive officers should be set so that a large percentage of total cash compensation is at risk under the incentive programs. For fiscal year 2002, the Committee made its compensation decisions based on a review of the Company's fiscal year 2001 performance and on the Company's budget and other projections for fiscal year 2001. Executive officer incentive compensation was tied primarily to Company-wide achievement of financial goals. No such incentive compensation was paid for fiscal year 2002. Mr. Cameron, whose fiscal year 2002 incentive compensation was tied primarily to the development of the sales team and marketing programs, was paid a bonus. (See "SUMMARY COMPENSATION TABLE").

COMPONENTS OF COMPENSATION

     The components of compensation for the Company's executive officers, which are designed to reflect the compensation philosophy, are addressed below:

          (a) Salary. The Committee establishes salaries for the executive officers based upon recommendations by Mr. Koka and consideration of various subjective factors such as the responsibilities, positions and qualifications of the executives, the Company's financial position and operating results, and salaries paid to executives in comparable companies. No formal surveys or analyses of comparable companies' compensation practices have been undertaken. However, the Committee does rely on their collective experience and knowledge of compensation practices in determining the salary levels for the executives.

          (b) Short-Term Incentive Compensation/Bonus Pool. For fiscal year 2002, the Company's executive management bonus plan was designed to provide short-term incentive bonuses primarily for the achievement of specified performance goals. With the exception of Mr. Cameron's incentive compensation, the Committee established that payment of any bonuses was contingent upon the Company's attaining its target financial goals for revenues and pre-tax, pre-bonus earnings. For performance above the Company's targeted financial goals, additional bonuses would be paid. Consistent with the Committee's compensation philosophy of tying a large percentage of total compensation to achieving financial goals, the target bonuses for Messrs. Koka, Godfrey, Goldbach and Krish were established at 15% to 40% of total compensation. For Mr. Cameron, target short-term incentive compensation, consisting of commission and bonus, was set at 43% of total compensation.

          The Company's performance for fiscal year 2002 was below the target financial goals set by the Committee at the beginning of the fiscal year. Accordingly, no incentive bonuses tied to financial goals were accrued for the executive officers. Other incentive compensation was paid or accrued for Mr. Cameron, in the amounts set forth in the Summary Compensation Table above.

          (c) Stock Options. The primary purpose of granting stock options is to link the executive officers' financial success to that of the shareholders of the Company. The exercise prices of stock options are determined by the Committee, but may not be less than the fair market value of the Company's Common Stock as of the date of grant. Stock options granted to the executive officers during fiscal year 2002 are listed on the table entitled "Option Grants in Fiscal Year 2002."

FISCAL YEAR 2002 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     Reference is made to the discussion above with respect to subjective criteria applicable to fiscal year 2002 compensation for executive officers, including Ravindra Koka, the Company's President and Chief Executive Officer.

     Mr. Koka's annual salary for fiscal year 2002 was $180,000, unchanged since fiscal year 1998. As described above, Mr. Koka did not receive a bonus for fiscal year 2002, due to the Company's not achieving the target financial goals set by the Committee. The Committee approved a grant of 40,000 incentive stock options with an exercise price of $1.59 to Mr. Koka in March, 2002, in recognition of his responsibilities as the Company's CEO and his role in the Company's ability to achieve its future financial and other growth objectives, and to further align his interests with those of the Company's shareholders. The grant of options to Mr. Koka is designed to promote and reward long-term performance by the Company, which the Committee believes will be substantially dependent on Mr. Koka's leadership.

INTERNAL REVENUE CODE SECTION 162(m)

     The Committee reviewed the potential consequences of Section 162(m) of the Internal Revenue Code with respect to executive compensation. Section 162(m) imposes a limit on tax deductions for annual compensation in excess of $1,000,000 paid to any of the five most highly-compensated executive officers. The Company does not anticipate that Section 162(m) will have an adverse effect on the Company in the short term. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. Over the longer term, the Committee will continue to examine the effects of this tax provision and will monitor the level of compensation paid to the executive officers in order to avoid, to the extent possible, the potential adverse effects of Section 162(m).

         RADHA R. BASU        GLEN F. CHATFIELD        ABRAHAM OSTROVSKY

                            STOCK PERFORMANCE CHART

     The following graph shows the cumulative total shareholder return on the Common Stock from January 22, 1997 (the first day of trading of the Company's Common Stock upon its initial public offering) through March 31, 2002, as compared to the returns of the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Common Stock on January 22, 1997, and in the Nasdaq National Market Composite Index and the Nasdaq Computer and Data Processing Services Stock Index and assumes reinvestment of dividends.

                                                                                                           NASDAQ COMPUTER AND
                                                                             NASDAQ NATIONAL MARKET     DATA PROCESSING|SERVICES
                                                       SEEC, INC.                COMPOSITE INDEX               STOCK INDEX
                                                       ----------            ----------------------     ------------------------
Jan. 22, 1997                                               100                         100                         100
Mar. 31, 1997                                            112.07                       87.82                        84.1
Mar. 31, 1998                                            186.21                      133.22                       147.1
Mar. 31, 1999                                             54.31                         180                      239.55
Mar. 31, 2000                                            172.41                      334.74                      431.16
Mar. 31, 2001                                             27.59                      134.89                      146.66
Mar. 31, 2002                                             24.14                      134.83                      149.39

----------------------------------------------------------------------------------------------------------------------
                                     Jan. 22, 1997    Mar. 31, 1997    Mar. 31, 1998    Mar. 31, 1999    Mar. 31, 2000
----------------------------------------------------------------------------------------------------------------------
 SEEC, Inc.                              100.00           112.07           186.21            54.31           172.41
 Nasdaq National Market Composite
   Index                                 100.00            87.82           133.22           180.00           334.78
 Nasdaq Computer and Data
   Processing Services Stock
   Index                                 100.00            84.10           147.10           239.55           431.16

---------------------------------  ------------------------------
                                   Mar. 31, 2001    Mar. 31, 2002
---------------------------------  ------------------------------
 SEEC, Inc.                             27.59            24.14
 Nasdaq National Market Composite
   Index                               134.89           134.83
 Nasdaq Computer and Data
   Processing Services Stock
   Index                               146.66           149.39

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee (the "Committee") is comprised of three of our independent directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. On behalf of the Board of Directors, the Audit Committee, among other duties, monitors the Company's financial reporting processes and systems of internal control, the independence and the performance of the independent accountants, and the performance of the internal accountants.

     Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Committee has discussed any items required to be communicated to it by the independent accountants in accordance with standards established by the American Institute of Certified Public Accountants.

     The Audit Committee has received from the independent accountants a letter describing any relationships with the Company that may bear on their independence and has discussed with the independent accountants the accountants' independence from the Company and its management. The Committee has reviewed the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with the Company's and the Committee's policies restricting the independent accountants from performing services that might impair their independence.

     The Audit Committee discussed with the Company's independent accountants the overall scope of and plans for their audit. The Committee has met with the independent accountants, separately and together, with and without management present, to discuss the Company's financial reporting processes and internal controls. The Committee has reviewed significant audit findings prepared by the independent accountants and those prepared by the Company's staff, together with management's responses.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

        GLEN F. CHATFIELD        ABRAHAM OSTROVSKY       DENNIS YABLONSKY

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of SEEC's Common Stock as of May 31, 2002 by (i) each person known by SEEC to be the beneficial owner of more than 5% of the outstanding Common Stock of SEEC on such date, (ii) each director of SEEC, (iii) certain executive officers of SEEC, and (iv) all directors and executive officers of SEEC as a group.

                                                                    SHARES OWNED
                                                                  BENEFICIALLY(1)
                                                              ------------------------
                  NAME OF BENEFICIAL OWNER                     NUMBER       PERCENT(2)
                  ------------------------                    ---------     ----------
Ravindra Koka...............................................    558,344(3)      9.1%
Al Frank Asset Management, Inc. ............................    405,650(4)      6.7%
Dimensional Fund Advisors Inc. .............................    356,900(5)      5.9%
Alan Parnass................................................    354,318(6)      5.7%
Hathaway Associates.........................................    335,000(7)      5.5%
John D. Godfrey.............................................    236,235(8)      3.9%
Glen F. Chatfield...........................................     67,848(9)      1.1%
Richard J. Goldbach.........................................     59,661(10)       *
Radha R. Basu...............................................     61,165(11)       *
Abraham Ostrovsky...........................................     42,514(12)       *
Shankar Krish...............................................     34,001(13)       *
Bruce W. Cameron............................................     32,500(14)       *
Beverly Brown...............................................     12,500(15)       *
Dennis Yablonsky............................................      2,500(16)       *
All directors and executive officers as a group (10
  persons)..................................................  1,107,268(17)    17.4%

---------------

* Less than 1%

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options or warrants exercisable within 60 days of May 31, 2002 are deemed outstanding for computing the percentage beneficially owned by the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person. Except as noted, each shareholder has sole voting power and sole investment power with respect to all shares beneficially owned by such shareholder.

 (2) Based upon 6,082,144 shares outstanding as of May 31, 2002.

 (3) Includes 56,250 shares issuable upon the exercise of outstanding options and 25,665 shares of Common Stock owned by Ravindra Koka Retained Annuity Trust, of which Mr. Koka is trustee. Mr. Koka's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

 (4) Based on information as of March 31, 2002 contained in a Schedule 13F filed by Al Frank Asset Management, Inc. with the Securities and Exchange Commission. Al Frank Asset Management, Inc.'s address is 465 Forest Avenue, Suite One, Laguna Beach, California 92651.

 (5) Based on information as of March 31, 2002 contained in a Schedule 13F filed by Dimensional Fund Advisors Inc. with the Securities and Exchange Commission. Dimensional Fund Advisors Inc.'s address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

 (6) Includes 115,000 shares issuable upon the exercise of outstanding options. Mr. Parnass served as Vice President -- Web Solutions from August 1999 to February 2001. Mr. Parnass' address is 42 Elk Lane North, Avon, Colorado 81620.

 (7) Based on information as of March 31, 2002 contained in a Schedule 13F filed by Hathaway Associates with the Securities and Exchange Commission. Hathaway Associates' address is 119 Rowayton Avenue, Rowayton, Connecticut 06853.

 (8) Includes 17,500 shares issuable upon the exercise of outstanding options and 1,000 shares owned by Mr. Godfrey's spouse. Mr. Godfrey's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

 (9) Includes 17,500 shares issuable upon exercise of outstanding options. Mr. Chatfield's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(10) Includes 54,182 shares issuable upon the exercise of outstanding options. Mr. Goldbach's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(11) Includes 57,026 shares issuable upon the exercise of outstanding options. Ms. Basu's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(12) Includes 37,026 shares issuable upon the exercise of outstanding options. Mr. Ostrovsky's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(13) Includes 11,250 shares issuable upon the exercise of outstanding options. Mr. Krish's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(14) Represents 32,500 shares issuable upon the exercise of outstanding options. Mr. Cameron's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(15) Represents 12,500 shares issuable upon the exercise of outstanding options. Ms. Brown's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(16) Represents 2,500 shares issuable upon the exercise of outstanding options. Mr. Yablonsky's address is in care of SEEC, Inc., Park West One, Suite 200, Cliff Mine Road, Pittsburgh, Pennsylvania 15275.

(17) Includes 298,234 shares issuable upon exercise of outstanding options.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors, officers, and persons who are directly or indirectly the beneficial owners of more than 10% of the Common Stock of the Company are required to file with the Securities and Exchange Commission (the "Commission"), within specified monthly and annual due dates, a statement of their initial beneficial ownership and all subsequent changes in ownership of Common Stock. Rules of the Commission require such persons to furnish the Company with copies of all Section 16(a) forms they file.

     All Forms 3, 4 and 5 have been filed within the guidelines of the Commission during fiscal year 2002. In making this disclosure, the Company has relied solely on copies of the reports that its directors and officers have filed with the Commission.

                     EQUITY COMPENSATION AWARD INFORMATION:

     The following table provides information about equity compensation awards of stock options issued under plans, and other stock options and warrants awards:

                                                                                 NUMBER OF ORDINARY SHARES
                                                                WEIGHTED-         REMAINING AVAILABLE FOR
                                     NUMBER OF ORDINARY     AVERAGE EXERCISE       FUTURE ISSUANCE UNDER
                                     SHARES TO BE ISSUED        PRICE OF         EQUITY COMPENSATION PLANS
                                      UPON EXERCISE OF         OUTSTANDING       (EXCLUDING ORDINARY SHARES
                                     OUTSTANDING OPTIONS         OPTIONS          REFLECTED IN COLUMN (A))
                                             (A)                   (B)                      (C)
                                     -------------------   -------------------   --------------------------
Equity compensation plans approved
  by shareholders..................       1,036,170               $3.88                   825,746(1)
Equity compensation not approved by
  shareholders.....................         158,885(2)            $8.01                        --
                                          ---------                                       -------
                                          1,195,055               $6.07                   825,746
                                          =========                                       =======

---------------

(1) Of these shares, 152,738 remain available for purchase under the SEEC, Inc. 1998 Employee Stock Purchase Plan.

(2) Includes 148,052 shares of common stock to be issued upon the exercise of non-qualified stock options. From 1996 to 1999, and prior to the adoption of The 2000 Non-Employee Directors Stock Option Plan, non-employee directors were granted options to purchase 139,052 shares. In addition, a terminated employee was granted non-qualified options to purchase 9,000 shares in 1998. Also included are warrants to purchase 10,833 shares of common stock, issued as partial payment for professional services provided by a third-party vendor.

                              CERTAIN TRANSACTIONS

     During fiscal year 2002, there were no transactions to which SEEC was a party and in which certain executive officers, directors or shareholders of SEEC had a direct or indirect material interest.

                              REGISTRATION RIGHTS

     SEEC has entered into a Registration Rights Agreement, dated as of August 15, 1996 (the "Registration Rights Agreement"), with certain holders of its Common Stock. The Registration Rights Agreement provides that each of the parties will have the right to demand registration of some or all of their shares under the Securities Act of 1933 in connection with the offering thereof on a firm commitment underwritten basis, subject to the demand being made by the holders of at least a majority of the securities registerable thereunder. The aggregate number of shares of Common Stock outstanding as to which such demand registration rights may be exercised is estimated to be 200,000. The Registration Rights Agreement also provides that each of the parties has the right, whenever SEEC proposes to register any of its securities, to require that SEEC include in such registration some or all of each of the parties' shares.

                             SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next Annual Meeting of Shareholders by submitting such proposals to the Company in a timely manner. In order to be so included for the 2003 Annual Meeting, shareholder proposals must be received by the Company no later than February 28, 2003 and must otherwise comply with the requirements of Rule 14a-8.

     Proposals submitted by a shareholder of the Company for consideration at the 2003 Annual Meeting of Shareholders, other than in accordance with SEC Rule 14a-8, will not be considered at such meeting unless the Secretary of the Company has received written notice of the matter proposed to be presented from the shareholder on or prior to May 9, 2003, and proxies solicited by the Board will confer discretionary authority with respect to any matters as to which the Company does not receive written notice on or prior to such date.

                                   FORM 10-K

     SHAREHOLDERS MAY OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED MARCH 31, 2002 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT ANY CHARGE BY WRITING TO: INVESTOR RELATIONS, SEEC, INC., PARK WEST ONE, SUITE 200, CLIFF MINE ROAD, PITTSBURGH, PENNSYLVANIA 15275.

                             ADDITIONAL INFORMATION

     The Company knows of no other matters that will be presented to shareholders for action at the Annual Meeting. However, if other matters are presented which are proper subjects for action by shareholders, it is the intention of those named in the accompanying Proxy to vote such Proxy in accordance with their judgment upon such matters.

                                          By order of the Board of Directors,

                                          DANIEL L. WESSELS
                                          Secretary

                               PROXY - SEEC, INC.

                 ANNUAL MEETING OF SHAREHOLDERS AUGUST 8, 2002
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints, GLEN F. CHATFIELD and RAVINDRA KOKA, and each with full power to act without the other, as proxies, with full power of substitution, for and in the name of the undersigned to vote and act with respect to all shares of common stock of SEEC, Inc. (the "Company") standing in the name of the undersigned on June 14, 2002, or with respect to which the undersigned is entitled to vote and act, at the Annual Meeting of Shareholders of the Company to be held August 8, 2002 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, and particularly, but without limiting the generality of the foregoing:


                                                              -----------------
                         (TO BE SIGNED ON REVERSE SIDE)          SEE REVERSE
                                                                     SIDE
                                                              -----------------

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                                   SEEC, INC.

                                 AUGUST 8, 2002

              -  Please Detach and Mail in the Envelope Provided  -


A  [X]  Please mark your
        votes as in this
        example.

                     FOR   WITHHELD                                                                          FOR  AGAINST  ABSTAIN
1.  Election of      [ ]     [ ]       NOMINEES:                2.  To ratify the appointment of BDO         [ ]    [ ]      [ ]
    Directors                             Ravindra Koka             Seidman, LLP as independent accountants
                                          Beverly Brown             of the Company for the fiscal year
For, except vote withheld from the                                  ending March 31, 2002.
following nominee(s):
                                                                3.  To vote in their discretion upon such other matters as may
----------------------------------                                  properly come before the meeting or any adjournment thereof.

                                                                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, THIS PROXY WILL BE
                                                                VOTED FOR ITEMS 1, 2, AND 3 IF NO CHOICE IS SPECIFIED.

                                                                      The undersigned hereby revokes all proxies heretofore given by the undersigned to vote or act at said meeting, and hereby ratifies and confirms all that said proxies, or their substitutes, or any of them, may lawfully do by virtue hereof. Receipt is hereby
                                                                acknowledged of the notice of annual meeting and proxy statement of the Company, dated June 24, 2002.

                                                                PLEASE DATE, EXECUTE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED
                                                                ENVELOPE.


SIGNATURE(S)                                                   DATE      , 2002
            --------------------------------------------------      ----
Note: Please sign exactly as your name appears hereon. When signing as Attorney, executor, administrator, Trustee, etc., or as Officer of a Corporation, please give your full title as such. For joint accounts, each joint owner should sign.